CHARMING SHOPPES, INC.

CHARMING SHOPPES, INC.

New York Investor Meetings

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June 10, 2011

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Anthony M. Romano
President and
Anthony M. Romano
President and
Chief Executive Officer
Chief Executive Officer
Eric M. Specter
Executive Vice President and
Eric M. Specter
Executive Vice President and
Chief Financial Officer

Chief Financial Officer

Forward Looking Statements
The Company’s presentation may contain certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995 concerning the Company's operations, performance, and financial condition. Such forward-
looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to successfully execute our business plans could result in lower than planned sales and profitability, the failure to realize the benefits from the operation of our credit card program by our third-party provider, the impact of changes in laws and regulations governing credit cards could limit the availability of, or increase the cost of, credit to our customers, the failure to enhance the
Company's merchandise and marketing and accurately predict fashion trends, customer preferences and other fashion-
related factors, the failure of growth in the women's plus apparel market, the failure to continue receiving financing at an affordable cost through the availability of credit we receive from our bankers, suppliers and their agents, the failure to effectively implement our planned store closing plans, the failure to continue receiving accurate and compliant e-commerce and third-party processing services, the failure to achieve improvement in the Company's competitive position, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our e-commerce and direct-to-consumer businesses, extreme or unseasonable weather conditions, economic downturns, escalation of energy and transportation costs, adverse changes in the costs or availability of fabrics and raw materials, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the failure of our vendors to deliver quality and timely shipments in compliance with applicable laws and regulations, the interruption of merchandise flow from the
Company's centralized distribution facilities and third-party distribution providers, inadequate systems capacity, inability to protect trademarks or other intellectual property, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CHARMING SHOPPES, INC.
The Plus-Size Authority

lanebryant

FASHION BUG

CATHERINES

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We Have A Strong And Unique Platform Of
 Leading Plus Apparel Brands

Our Market And Leadership Positions
• More than half of American women wear size 14 or larger
• Charming Shoppes ranks #1* in the U.S. in the women’s
 specialty plus-size apparel market
• Charming Shoppes ranks #2* in the U.S. in the women’s
 plus-size apparel market, a $17.6B market, second only to
 Wal-Mart
• Lane Bryant’s Cacique brand ranks #3* in the U.S. in the
 women’s intimate plus-size apparel market, a $3.2B
 market
• Charming Shoppes ranks #1* in the U.S. in the women’s
 specialty plus-size denim apparel market, a $679M market
*According to The NPD Group, Inc./Consumer Tracking Service 12 months ending April 2011

1st Quarter 2011 Overview
> First quarter year over year operating improvement at all
 brands, led by Lane Bryant and Fashion Bug
> Through strong inventory management, we have made
 excellent progress in the productivity of seasonal
 merchandise
 > Less units drove improved turns of Spring merchandise and fewer markdowns
 > Inventory +4% at end of quarter, including -MSDs in Spring inventory
 > Opportunity remains to rationalize year-round inventory
> Macroeconomic Environment
 > Cotton, Inflation, Disposable Income
 > Addressing the headwinds
 > Marketing
 > Product and technology launches

Then and Now - What is Different
>Now
 – Fashion
 – Relevance
 – Outfitting
 – Fit
 – In-stock
 – Value
>Size is no longer our sole differentiator

>Then
 – Fit
 – In-stock
 – Core basics

Adjusted EBITDA Margins*
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
2008
2009
2010
Q1 2011

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Historical Profitability
• Significant progress made in 1st Quarter 2011
 • $8.7M improvement in Gross Profit, with 180 basis point improvement in the Gross
 Margin
 • $9.1M Reduction in Total Expenses, with 170 basis point improvement
 • 8.1% EBITDA Margin, with 310 basis point improvement
 • +$15.5M improvement in adjusted EBITDA*
 • +2% comparable store sales; 16% increase in e-commerce
*Refer to GAAP to non-GAAP reconciliation at http://www.charmingshoppes.com/investors/manage/index.asp

Returning To Consistent Profitability

 >For each of our brands,
 returning to consistent
 profitability requires:
 > Eliminating negative EBITDA
 stores
 > 240 stores closing in 2011,
 with more than half at our
 Fashion Bug brand
 > 30 Catherines outlet locations
 closing over the next two
 years
 > Generated $6 million in
 negative EBITDA in 2010

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Returning To Consistent Profitability
 >For each of our brands,
 returning to consistent
 profitability requires:
 > Eliminating negative
 EBITDA stores
 > Improving our product
 assortments

11

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Returning To Consistent Profitability
 >For each of our brands,
 returning to consistent
 profitability requires:
 > Eliminating negative
 EBITDA stores
 > Improving our product
 assortments
 > Increasing inventory
 productivity

FASHION BUG
LOOK GREAT. SPEND LESS.
CATHERINES
COLLECTIONS
TOPS
PANTS
DRESSES & SKIRTS
INTIMATES
ACCESSORIES
CLEARANCE
cacique
intimates
lanebryant
summer
SUNSHINE
LOVES A COLORFUL DRESS
dresses
30% off
BRA FINDER
shorts & crops
$29.99 & up
tees
$15 each
WATCH OUR
NEWEST TV SPOT
CHECK OUT OUR IN-STORE
OFFERS & EVENTS
15% OFF
YOUR ORDER
FREE SHIPPING to our stores or $7 SHIPPING to your home

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Returning To Consistent Profitability
 >For each of our brands,
 returning to consistent
 profitability requires:
 > Eliminating negative
 EBITDA stores
 > Improving our product
 assortments
 > Increasing inventory
 productivity
 > Continued growth in digital
 sales

13

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Returning To Consistent Profitability
 >For each of our brands,
 returning to consistent
 profitability requires:
 > Eliminating negative EBITDA
 stores
 > Improving our product
 assortments
 > Increasing inventory
 productivity
 > Continued growth in digital
 sales
 > Distorting resources to our
 higher margining Lane Bryant
 brand

14

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Leveraging Our Lane Bryant and Cacique Opportunities
> One Brand - One Vision
 – Align Lane Bryant and Lane Bryant
 Outlet
 – Consistency of product, design,
 sourcing, marketing, and pricing
 strategies
> Cacique company-wide opportunity
> Distort resources to Lane Bryant
> Brand image and marketing activities
 > Expanding our Lane Bryant and
 Cacique opportunities
 > Caciquebody

Price
lanebryant
cacique intimates
CATHERINES
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FASHION BUG

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Classic / Traditional
Fashion
Brand Positioning

lanebryant

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www.lanebryant.com
She is 35-55 years old
She is a woman of many
lifestyles - work, casual, active
Likes to experiment with fashion
She shops frequently and likes
to buy clothes with good quality
at a reasonable price
She is brand-conscious and
prefers retailers that offer
fashionable choices
‘One Brand - One Vision’

cacique intimates

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www.cacique.com
Known for solutions, fit,
quality, fashion and style
Represents 31% of sales
from the full-line
Lane Bryant chain
Offers key intimates
categories and
complementary products
Introducing caciquebody

FASHION BUG

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She is 30-50 years old
She is value-minded
Loves the challenge of
finding a great deal with
coupons and store
promotions that are easy
to understand
Likes to shop for
complete outfits
www.fashionbug.com

CATHERINES

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www.catherines.com
She’s our baby-boomer,
45+ years old
Classic styling with an
emphasis on fit and
comfort
Offering styling for the
woman wearing extended
sizes
She prefers clothing that is
more appropriate for her
age - she does not want to
dress “younger” than she is
Likes to look “put together”

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Financial Review - 1st Quarter 2011
($ in millions, except EPS)	1st Quarter 2011	1st Quarter 2010	Change
Net Sales	$504.4	$504.8	-10 bps
Same Store Sales	+2%	-2%
Gross Profit	$285.3	$276.6	+$8.7
Gross Margin	56.6%	54.8%	+180 bps
Total Operating Expenses*	$259.1	$268.2	-$9.1
Expense to Sales	51.4%	53.1%	-170 bps
Adjusted EBITDA*	$40.7	$25.2	+$15.5
EBITDA to Sales	8.1%	5.0%	+310 bps
GAAP income per diluted share	$0.22	$0.03	+$0.19
Non-GAAP income per diluted share*	$0.17	$0.04	+$0.13
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

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Financial Review - Fiscal Year 2010
($ in millions, except EPS)	2010	2009	Change
Net Sales	$2,061.8	$2,064.6	-10 bps
Same Store Sales	+3%	-13%
Gross Profit	$1,015.0	$1,023.6	-$8.6
Gross Margin	49.2%	49.6%	-40 bps
Total Operating Expenses*	$1,033.2	$1,049.5	-$16.3
Expense to Sales	50.1%	50.8%	-70 bps
Adjusted EBITDA*	$50.2	$50.5	-$0.3
EBITDA to Sales	2.4%	2.4%	- - -
GAAP loss per diluted share	$(0.47)	$(0.67)	+$0.20
Non-GAAP loss per diluted share*	$(0.26)	$(0.52)	+$0.26
*Refer to GAAP to non-GAAP reconciliation at http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives

 >Cash of $180.4 million, with increase of $62.9 million
 > Improved Operating Results
 > Reduction of Inventories, Net of Accounts Payable
 >$189.9 million available on our fully committed and
 undrawn revolving line of credit
 – Liquidity of $370.3 million
 >Convertible debt
 – $140.5 million of 1.125% convertible notes due 2014
 – No financial covenants
 – Repurchased $134.5 million (face value) for $89.2 million during
 2009 and 2010, at an average price of 66% of face value
 >We have shifted from a net debt to a net cash position
Balance Sheet and Liquidity at April 30, 2011

Stores
• 1,989 stores at April 30, 2011
• Capital for store growth in 2011 being distorted to Lane
 Bryant
 – 6-8 new and 10-13 relocations for Lane Bryant and Lane
 Bryant Outlet locations
 – Continue to migrate from unprofitable malls to lifestyle
 strip centers

Summary
• Consistent, improving performance will be
 the measure of our success
• We remain committed to:
 – Intensifying brand focus on each primary target
 customer
 – Improving profitability at both the corporate and
 brand level
 – Increasing inventory productivity
 – Building a winning corporate culture by
 attracting and retaining key talent

June 10, 2011